Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 1, 2021 (the “Second Amendment Effective Date”), is among HIGHPEAK ENERGY, INC., a Delaware corporation (the “Borrower”), FIFTH THIRD BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), the Guarantors, and each of the Lenders party hereto.

RECITALS

A.         The Borrower, the Administrative Agent, and the Lenders are party to that certain Credit Agreement dated as of December 17, 2020 (as amended by that certain First Amendment to Credit Agreement dated as of June 23, 2021, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.         The Borrower has requested amendments to certain provisions of the Credit Agreement and a redetermination of the Borrowing Base.

C.          The Borrower, the Guarantors, the Administrative Agent, and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D.         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1      Amendment to Section 1.02.

(a)      Section 1.02 is hereby amended by adding the following terms in the appropriate alphabetical place:

“Second Amendment Effective Date” means October 1, 2021.

(b)      Section 1.02 is hereby further amended by amending and restating the following definitions in Section 1.02 in their entirety to read as follows:

“Aggregate Elected Commitments” means (a) on the Second Amendment Effective Date, $195,000,000, and (b) at any time thereafter, an amount determined in accordance with Section 2.06(c).

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2.2      Amendment to Section 8.01(e). Section 8.01(e) is hereby amended and restated to read as follows:

(e)   Certificate of Financial Officer — Swap Agreements and Projected Production Reports. Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b) and the delivery of each Reserve Report hereunder, (i) a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of a recent date, a true and complete list of all Swap Agreements of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under any credit support document, the counterparty to each such agreement, and a certification that the Credit Parties are in compliance with Section 8.19 and Section 9.18 in all respects, and (ii) a report, in form and substance satisfactory to the Administrative Agent, setting forth, for each calendar month for the 24-month period following such date, the projected and anticipated volume of production of crude oil for each such calendar month from all of the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries (such report, a “Projected Production Report”).

2.3      Amendment to Section 8.19. Section 8.19 is hereby amended and restated to read as follows:

Section 8.19         Affirmative Hedging Covenant. (a) Within sixty (60) days after the Second Amendment Effective Date (or such later date as acceptable to Administrative Agent in its sole discretion), and (b) thereafter, as of the last day of each fiscal quarter (or, in each case, such later date acceptable to the Administrative Agent in its reasonable discretion), the Borrower shall deliver to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that the Borrower has entered into, or shall have caused another Credit Party to enter into: (i) Swap Agreements with one or more Approved Counterparties to hedge notional volumes covering, for the first twelve-month period following such measurement date, not less than sixty percent (60%) of the aggregate projected production of crude oil for such twelve-month period from the Borrower and its Restricted Subsidiaries’ Oil and Gas Properties owned as of such date constituting PDP Reserves as set forth in the most recently delivered Reserve Report, and (ii) Swap Agreements with one or more Approved Counterparties (including, to the extent applicable, any Swap Agreements entered into by any Credit Party for the requirement set forth under clause (i) above) to hedge notional volumes covering, for the 24-month period following such measurement date, not less than sixty percent (60%) of the aggregate projected production of crude oil for such 24-month period from the Borrower and its Restricted Subsidiaries’ Oil and Gas Properties owned as of such date constituting PDP Reserves as set forth in the most recently delivered Reserve Report.

2.4      Amendment to Section 9.18(a). Section 9.18(a)(i) is hereby amended and restated to read as follows:

(i)         Swap Agreements with an Approved Counterparty in respect of commodities entered into not for speculative purposes the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is entered into:

(A)         85% for the 1st through 24th month following the date such Swap Agreement is entered into, in the aggregate for such period;

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(B)         85% for the 25th through 36th month following the date such Swap Agreement is entered into (and for each month during the period during which such Swap Agreement is in effect); and

(C)         75% for the 37th through 60th month following the date such Swap Agreement is entered into (and for each month during the period during which such Swap Agreement is in effect),

in each case of the reasonably anticipated production of (1) crude oil, (2) natural gas and (3) natural gas liquids and condensate, calculated separately with respect to each such clause (1) through (3), as such production is projected from the Borrower's and its Restricted Subsidiaries' Oil and Gas Properties classified as Proved Reserves as set forth on the most recent Projected Production Report delivered pursuant to the terms of this Agreement; provided, however, that such Swap Agreements shall not, in any case, have a tenor of longer than five (5) years. It is understood that Swap Agreements in respect of commodities which may, from time to time, "hedge" the same volumes, but different elements of commodity risk thereof, shall not be aggregated together when calculating the foregoing limitations on notional volumes.

2.5      Amendment to Section 9.18(b). Section 9.18(b) is hereby amended and restated to read as follows:

(b)         [Reserved].

2.6      Amendment to Annex I (List of Maximum Credit Amounts and Elected Commitments). Upon the occurrence of the Second Amendment Effective Date, Annex I of the Credit Agreement is hereby replaced with Annex I attached hereto on Exhibit A.

Section 3.    New Borrowing Base Notice; Waiver of Prior Notice for Section 2.07; Aggregate Elected Commitments.

3.1      The parties hereto agree that (i) this Amendment shall serve as (A) the Proposed Borrowing Base Notice pursuant to the requirements of Section 2.07(c)(ii) of the Credit Agreement and (B) the New Borrowing Base Notice pursuant to the requirements of Section 2.07(d) of the Credit Agreement, and (ii) any other notice or time period required by the terms of Section 2.07 of the Credit Agreement in connection with the increase in the Borrowing Base or Aggregate Elected Commitments to go in effect on the Second Amendment Effective Date is hereby waived.

3.2      As of the Second Amendment Effective Date, each of the Borrowing Base and Aggregate Elected Commitments shall be $195,000,000. Such Borrowing Base and Aggregate Elected Commitments shall remain in effect until the next Scheduled Redetermination Date, the next Interim Redetermination Date or as otherwise adjusted in accordance with the Credit Agreement, after giving effect to this Amendment.

Section 4.    Conditions Precedent as of the Second Amendment Effective Date. This Amendment shall become effective on the date, when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

4.1      The Administrative Agent shall have executed and received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.

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4.2      The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including any fees or other amounts set forth in any fee letter executed as of the Second Amendment Effective Date by the Borrower and Administrative Agent.

4.3      Immediately before and after giving effect to this Amendment, no Default shall have occurred and be continuing as of the Second Amendment Effective Date.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.    Post-Closing Covenants.

5.1     Within 30 days after the Second Amendment Effective Date (or such later date as agreed to by Administrative Agent in its sole discretion), Borrower shall deliver, or shall cause another Credit Party to deliver, Security Instruments as required by Section 8.14(a) of the Credit Agreement. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens on at least 90% of the total value of the Proved Oil and Gas Properties evaluated in the most recently delivered Reserve Report

5.2     Within 30 days after the Second Amendment Effective Date (or such later date as agreed to by Administrative Agent in its sole discretion), Borrower shall deliver, or shall cause another Credit Party to deliver, title information as the Administrative Agent may reasonably require with respect to the status of title to at least 90% of the total value of the Borrowing Base Properties evaluated in the most recently delivered Reserve Report.

5.3     Borrower shall deliver, or shall cause another Credit Party to deliver, satisfactory evidence to the Administrative Agent that Borrower has entered into, or caused another Credit Party to enter into, Swap Agreements with one or more Approved Counterparties in compliance with and within the timeframe set forth in Section 8.19 of the Credit Agreement, as amended by this Amendment.

Section 6.    Adjustment of Elected Commitments, Maximum Credit Amounts and Applicable Percentages of Lenders. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Elected Commitments, Maximum Credit Amounts and Applicable Percentages as set forth on Exhibit A attached to this Amendment, and the Administrative Agent and the Borrower hereby consent to such reallocation. The Administrative Agent, the Lenders and the Borrower hereby waive (a) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, and (b) the payment of any processing and recordation fee to the Administrative Agent. Notwithstanding the foregoing, the reallocation of the Elected Commitments, Maximum Credit Amounts and Applicable Percentages among the Lenders shall be deemed to have been consummated pursuant to the terms of an Assignment and Assumption attached as Exhibit H to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation. On the Second Amendment Effective Date, the Elected Commitment, Maximum Credit Amount and Applicable Percentage of each Lender shall be as set forth on Exhibit A attached to this Amendment.

Section 7.    Miscellaneous.

7.1     Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

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7.2     Representations and Warranties. The Borrower and each Guarantor hereby (a) acknowledges and consents to the terms of this Amendment and (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended, restated, supplemented or otherwise modified hereby or otherwise in connection with a delivery made herewith and (c) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (B) to the extent any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects and (ii) no Default or Event of Default has occurred and is continuing.

7.3     Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, facsimile or other electronic means (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

7.4     No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

7.5     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

7.6     Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one law firm acting as counsel to the Administrative Agent.

7.7     Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.9     Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:

HIGHPEAK ENERGY, INC., a Delaware corporation

By:         /s/ Jack Hightower

Jack Hightower

Chief Executive Officer

GUARANTORS:

HIGHPEAK ENERGY ACQUISITION CORP., a

Delaware corporation

HIGHPEAK ENERGY EMPLOYEES, INC., a

Delaware corporation

LAZY JJ PROPERTIES, LLC, a Delaware limited

liability company

By:         /s/ Jack Hightower

Jack Hightower

Chief Executive Officer

HIGHPEAK ENERGY ASSETS, LLC, a Delaware

limited liability company

HIGHPEAK ENERGY HOLDINGS, LLC, a

Delaware limited liability company

By:         /s/ Jack Hightower

Jack Hightower

President

Signature Page to Second Amendment to Credit Agreement
HighPeak Energy, Inc.

ADMINISTRATIVE AGENT:

FIFTH THIRD BANK, NATIONAL

ASSOCIATION,
as Administrative Agent

By:         /s/ Dan Condley

Dan Condley

Managing Director

LENDER:

FIFTH THIRD BANK, NATIONAL

ASSOCIATION,
as a Lender and as an Issuing Bank

By:         /s/ Dan Condley

Dan Condley

Managing Director

Signature Page to Second Amendment to Credit Agreement
HighPeak Energy, Inc.

LENDER: CITIZENS BANK N.A., as a Lender

By:	/s/ David Barron
Name:	David Barron
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement
HighPeak Energy, Inc.

LENDER: BOKF, NA dba BANK OF TEXAS, as a Lender

By:	/s/ Scott Miller
Name:	Scott Miller
Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement
HighPeak Energy, Inc.

LENDER: BANK OF AMERICA, N.A., as a Lender

By:	/s/ Pace Doherty
Name:	Pace Doherty
Title:	Vice President

Signature Page to Second Amendment to Credit Agreement
HighPeak Energy, Inc.

LENDER: UMB BANK n.a., as a Lender

By:	/s/ Erica Spencer
Name:	Erica Spencer
Title:	Vice President – Energy Division

Signature Page to Second Amendment to Credit Agreement
HighPeak Energy, Inc.